UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 21, 2017
Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code:
(512) 336-7797
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders
Xplore Technologies Corp. (the "Company") held its 2016 Annual Meeting of Stockholders (the "Annual Meeting") on March 21, 2017.  At the Annual Meeting, the Company's stockholders voted on four matters.  The Company's stockholders (i) approved the election of Donald F. Neville, Thomas B. Pickens III, Kent A. Misemer, Brian E. Usher-Jones, Philip S. Sassower, and Andrea Goren to the Company's board of directors, (ii) ratified the appointment of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017, (iii) ratified a stockholder rights plan designed to protect the tax benefits of our net operating loss carryforwards and certain other tax assets, and (iv) approved a non-binding advisory proposal regarding the Company's executive compensation.
As of the close of business on January 20, 2017, the record date for the Annual Meeting, there were 10,991,172 shares of the Company's common stock issued and outstanding and entitled to vote at the Annual Meeting.  The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum.  At the Annual Meeting, holders of a total of 8,584,132 (78.10%) shares of the Company's common stock were present, in person or by proxy.  The tables below set forth information regarding the results of the voting at the Annual Meeting.
Proposal 1:  Voting tabulations for the election of the following individuals as directors for a one year term were as follows:

Name	Votes For	Votes Withheld
Philip S. Sassower	4,564,449	1,229,410
Andrea Goren	4,786,268	1,007,591
Thomas B. Pickens III	5,300,149	493,710
Donald F. Neville	5,300,218	493,641
Kent A. Misemer	5,300,224	492,635
Brian E. Usher-Jones	5,105,225	688,634
Proposal 2:  The voting tabulation for the ratification of PMB Helin Donovan as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017 was as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
8,532,979	11,766	39,387	0
Proposal 3:  The voting tabulation for the ratification of the Company's stockholder's rights plan, including a rights agreement dated July 1, 2016 was as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
4,767,052	1,019,341	7,466	2,790,273
Proposal 4:  The voting tabulation for the approval of a non-binding advisory proposal regarding the Company's executive compensation was as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
4,756,324	1,032,612	4,923	2,790,273

Reference is made to the Company's Schedule 14A, dated February 9, 2017, containing the definitive Proxy Statement, which the Company distributed to its stockholders of record beginning on February 9, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Xplore Technologies Corp.

By:	/s/ Tom Wilkinson
Name:	Tom Wilkinson
Title:	Chief Financial Officer

Dated: June 6, 2017